SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

March 31, 2005
(Date of Report)

CACI International Inc
(Exact name of registrant as specified in its Charter)

Delaware	0-8401	54-1345899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1100 N. Glebe Road
Arlington, Virginia 22201
(Address of Principal executive offices)(ZIP code)

(703) 841-7800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On March 31, 2005 the Registrant announced that William M. Fairl, Executive Vice President, had been appointed as Chief Operating Officer, U.S. Operations, effective April 1, 2005.  Reference is made to the Registrant's current report on Form 8-K dated September 30, 2004, in which Mr. Fairl's appointment to the position of Executive Vice President was reported.

A copy of the Registrant’s press release is attached as Exhibit 99 to this current report on Form 8-K.

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EXHIBITS

Exhibit Number

99	Press Release dated March 31, 2005, announcing the appointment of William M. Fairl to Chief Operating Officer, U.S. Operations

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACI International Inc

Registrant

By:	/s/ Jeffrey P. Elefante

Jeffrey P. Elefante Executive Vice President, General Counsel and Secretary